UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) March 4, 2019
 _________________________________
Matador Resources Company
(Exact name of registrant as specified in its charter)
   _________________________________

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
   _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.
In connection with recent reports that have suggested that the forecasted performance of new Delaware Basin oil and natural gas wells was being adversely affected by such wells being drilled closer to existing wells, Matador Resources Company (the “Company”) desires to highlight its previously disclosed Delaware Basin drilling activity and performance.  As reported on February 26, 2019, approximately 90% of the Company’s estimated 2019 capital expenditures for drilling, completing and equipping wells will be in the Delaware Basin, and during its February 27, 2019 earnings conference call, the Company emphasized that its drilling program is based almost entirely on a wider 160-acre well spacing pattern to mitigate potential “parent-child” interference problems.  The Company has approximately 2,300 net operated drilling locations in this area and anticipates that it will complete approximately 73 gross (54.9 net) operated wells in the Delaware Basin in 2019.  Approximately 90% of the Company’s future Delaware Basin drilling locations were established based on 160-acre spacing.  Those locations with tighter spacing are primarily in intervals like the Wolfcamp B and Avalon, which are each over 500 feet to 1,000 feet thick in most parts of the basin and where the Company has identified multiple benches that the Company believes allow for the drilling of wells on 80 to 120-acre “wine rack” well spacing to achieve the desired distances between wells.
The Company continues to be pleased with the performance of its Delaware Basin drilling results.  In addition, in a recent report, the Company was commended for being one of the few energy companies whose actual production outperformed published projections in a three-year study. The Company attributes its well results to a number of factors, including the Company’s practice of drilling most of its Delaware Basin wells on 160-acre spacing.  In addition, other factors like improvements in hydraulic fracturing design and the use of gas lift and electric submersible pumps have helped improve well performance.
The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: March 4, 2019	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President